EXHIBIT 10.13


NOVATION AGREEMENT dated as of July 9, 1999 among Super American Tissue Inc., a Delaware Corporation ("SATI"), Nourollah Elghanayan ("Nourollah"), Mehdi Gabayzadeh ("Mehdi"), Lakeview Real Estate LLC, a New York limited liability company ("Lakeview"), and Huntington LLC, a New York limited liability company ("Huntington").

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. SATI hereby agrees to pay and perform certain debt obligations originally owing by certain subsidiaries of American Tissue Inc., a Delaware corporation, to Nourollah, Mehdi, Lakeview and Huntington (collectively, the "Creditors") in accordance with the terms of the following promissory notes that are concurrently being executed and delivered by SATI to the respective Creditors (collectively, the "Notes"):

          a. The obligation to pay the sum of $775,000 in accordance with the terms of a certain non-negotiable promissory note dated July 9, 1999 made by SATI and payable to Mehdi;

          b. The obligation to pay the sum of $5,000,000 in accordance with the terms of a certain non-negotiable promissory note dated July 9, 1999 made by SATI and payable to Nourollah;

          c. The obligation to pay the sum of $24,736,627 in accordance with the terms of a certain non-negotiable promissory note dated July 1, 1999 made by SATI and payable to Nourollah;

          d. The obligation to pay the sum of $3,881,086 in accordance with the terms of a certain non-negotiable promissory note dated July 9, 1999 made by SATI and payable to Lakeview Real Estate LLC;

          e. The obligation to pay the sum of $136,832.88 in accordance with a certain non-negotiable promissory note dated July 9, 1999 made by SATI and payable to Lakeview; and

          f. The obligation to pay the sum of $1,293,354.70 in accordance with a certain non-negotiable promissory note dated July 9, 1999 made by SATI and payable to Huntington.

     2. The assumption by SATI of the obligations of certain subsidiaries of American Tissue Inc. ("ATI") set forth in Section 1 of this Agreement (collectively, the "Obligations") shall not be construed to defeat, impair or limit in any way any rights of

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SATI to dispute with the obligee thereof the validity or amount thereof,  but in the event SATI chooses to contest or dispute the validity or amount of any such liability, SATI agrees to indemnify and hold ATI harmless from any liability arising from such contest or dispute.

     3. SATI agrees that, from time to time after the delivery of this Agreement, it will, at the request of ATI and without further consideration, promptly take such further action and execute and deliver such additional documents as ATI may reasonably deem necessary in order to more fully effectuate the assumption of the Obligations.

     4. In consideration of the assumption by SATI of the Obligations pursuant hereto and SATI's execution and delivery of the Notes to the Creditors, the Creditors hereby absolutely and irrevocably release American Tissue Inc. and each of its subsidiaries, as the same are constituted on the date hereof, from any and all liability to the Creditors, or any of them, for principal, interest or any other amount at time any owing under or on account of Obligations.

     5. The provisions of this Agreement are intended to be binding upon SATI, its successors and assigns, and are for the benefit of American Tissue Inc., its subsidiaries and their respective successors and assigns.

     6. This Agreement may not be orally canceled, changed, modified or amended, and no cancellation, change, modification or amendment shall be effective or binding unless in writing and signed by all of the parties hereto.

     7. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York. SATI hereby expressly consents to the exclusive jurisdiction of the Supreme Court of the State of New York, County of Suffolk, with respect to any action or proceeding between SATI and American Tissue Inc. and/or any of the subsidiaries of American Tissue Inc. with respect to this Agreement and any rights or obligation of such person pursuant to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be on the date first above written

                                     Super American Tissue Inc.


                                     By:
                                          ------------------------------
                                          Mehdi Gabayzadeh, President

                                     -----------------------------------
                                     Nourollah Elghanayan



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                                     -----------------------------------
                                     Mehdi Gabayzadeh


                                     Huntington LLC


                                     By:
                                        ---------------------------------
                                        Mehdi Gabayzadeh, Manager


                                     Lakeview Real Estate LLC


                                     By:
                                        ---------------------------------
                                        Mehdi Gabayzadeh, Manager


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